UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 11, 2010

BOSTON SCIENTIFIC CORPORATION
(Exact name of registrant as specified in charter)

DELAWARE	1-11083	04-2695240
(State or other	(Commission	(IRS employer
jurisdiction of	file number)	identification no.)
incorporation)

One Boston Scientific Place, Natick, Massachusetts	01760-1537
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code:   (508) 650-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGMENTS OR CERTAIN OFFICERS.

On May 11, 2010, our Board of Directors, upon the recommendation of the Executive Compensation and Human Resources Committee of the Board of Directors, approved the Boston Scientific Corporation Deferred Bonus Plan (the “Deferred Bonus Plan”).  As part of our overall compensation program, the Deferred Bonus Plan provides a select group of management (the “Participants”) an opportunity to defer a portion of their annual bonus compensation.  The Deferred Bonus Plan provides the Participants the ability to make an irrevocable election to defer up to 75% of their annual bonus until the earlier of (i) termination of employment or (ii) an elected distribution date, such election to be made by June 30 of each year.  The distributions shall be in the form of lump sum payments or annual installments made over a period of two to five years, as specified by the Participant.

A copy of the Plan is attached as Exhibit 10.1 to this Form 8-K and incorporated by reference.

ITEM 5.07.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

We held our Annual Meeting of Stockholders on May 11, 2010. For more information on the following proposals, see our definitive Proxy Statement filed with the SEC on March 26, 2010.

Our stockholders elected by a majority of the votes cast each of the twelve nominees to the Board of Directors to serve until our 2011 Annual Meeting of Stockholders, as follows:

Director	For	Withheld	Broker Non-Votes

John E. Abele	1,170,579,903	62,135,308	112,412,224
Katharine T. Bartlett	1,180,512,241	52,202,970	112,412,224
Bruce L. Byrnes	1,218,363,973	14,351,238	112,412,224
Nelda J. Connors	1,217,920,113	14,795,098	112,412,224
J. Raymond Elliott	1,209,023,592	23,691,619	112,412,224
Marye Anne Fox	1,178,512,407	54,202,804	112,412,224
Ray J. Groves	853,287,678	379,427,533	112,412,224
Ernest Mario	851,199,673	381,515,538	112,412,224
N.J. Nicholas, Jr.	1,168,563,103	64,152,108	112,412,224
Pete M. Nicholas	1,167,810,962	64,904,249	112,412,224
Uwe E. Reinhardt	1,211,386,426	21,328,785	112,412,224
John E. Sununu	1,215,207,104	17,508,107	112,412,224

Our stockholders ratified the appointment of Ernst & Young LLP to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2010 by the following vote, as follows:

For	1,333,236,508
Against	10,435,668
Abstain	1,455,259

ITEM 8.01.	OTHER EVENTS.

On May 11, 2010, our Board of Directors approved an amendment to our Stock Trading Policy prohibiting our executive officers and directors from pledging our stock or entering into hedging arrangements with our stock, effective July 1, 2010. To facilitate the implementation of the prohibition, shares held by directors subject to pledging or hedging arrangements as of December 31, 2010 are excluded to the extent these arrangements do not apply in the aggregate for all directors to more than 3.5% of our then outstanding shares.  Newly appointed executive officers and directors will have nine months following his or her appointment to unwind any pre-existing hedging or pledging arrangements, subject to the 3.5% limitation.  Any pre-existing hedging or pledging arrangements of a director or executive officer shall be disclosed at the time of nomination or appointment.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.	Description

10.1	Boston Scientific Corporation Deferred Bonus Plan.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOSTON SCIENTIFIC CORPORATION

Date: May 17, 2010	By:	/s/ Timothy A. Pratt
Timothy A. Pratt
Executive Vice President, Chief Administrative Officer, General Counsel and Secretary

INDEX TO EXHIBITS

Exhibit No.	Description

10.1	Boston Scientific Corporation Deferred Bonus Plan.